SEGALL BRYANT & HAMILL MID CAP FUND
                       a series of Advisors Series Trust

                       Supplement dated December 28, 2001
                      to Prospectus dated August 28, 2001


The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, effective February 1, 2002, the Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for less than sixty days. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.